Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Yessenia Hernandez, hereby certify, that, to my knowledge:

1. The Annual Report on Form 10-K for the period ended December 31, 2025 (the “Report”) of SUPA Consolidated Inc (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 24, 2026

By:	/s/ Yessenia Hernandez
Yessenia Hernandez
Chief Financial Officer
(Principal Accounting Officer)